SIGMA LABS
The QA Standard for Additive Manufacturing

Sigma Labs, Inc.
Investor Presentation



September 2021

HC Wainwright Conference

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Forward Looking Statement

SIGMA LABS
The QA Standard for Additive Manufacturing

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, market and other conditions, Sigma Labs' business and financial condition, the extent of the market's acceptance of PrintRite3D version 7.0, Sigma Labs' ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, and the impact of COVID-19, general economic, industry or political conditions in the United States or internationally. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see disclosures contained in Sigma Labs' public filings with the SEC, including the "Risk Factors" in Sigma Labs' Annual Report on Form 10-K, and which may be viewed at www.sec.gov.

Sigma Labs Overview

SIGMA LABS
The QA Standard for Additive Manufacturing

- Develop In-Process Quality Assurance solutions for the Additive Manufacturing industry
- Headquartered in Santa Fe, N. M.
- Our product, PrintRite3D detects and identifies defects in real-time during the printing process
- We believe that we have first mover advantage with formidable barriers of entry
- Business Model that will accelerate both in revenue and profitability with the growth of the industry

Sigma Labs (NASDAQ: SGLB)	
Share Price (1)	$3.56
Market Cap (1)	$37.4m
TTM Revenue (2)	1.02m
FY 2020 Revenues(3)	$807 thousand
Net Debt (2)	$0
Patent Portfolio (3)	14 granted, 30 in progress
Outstanding Shares (1)	10.5m

1. As of September 8, 2021
2. As of June 30, 2021
3. As of December 31, 2020

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Key Messages

SIGMA LABS
The QA Standard for Additive Manufacturing



Additive Manufacturing, or 3D Printing, is a disruptive technology that is revolutionizing manufacturing worldwide



PrintRite3D® IPQA (In-process Quality Assurance) is a critical catalyst to crossing the chasm from prototyping to industrialization



Technology leadership, First Mover advantage, and a Business Model to recurring revenue and profitability

Promise of 3D Metal Printing

- Design freedom
- On-demand manufacturing
- Increased agility
- Increased customization and personalization
- Stronger, lighter and more durable parts
- Location agnostic









Throttling the Growth of 3D Metal Printing

SIGMA LABS
The QA Standard for Additive Manufacturing

51 per cent of respondents, the challenge lies in a lack of consistency.

(*PostProcess Technologies, 3D Printing Trends Report: Additive Post-Printing Survey 2019)*

Quality assurance (QA) is so crucial that it is largely considered as the biggest obstacle to the widespread adoption of AM technology, particularly for metallic materials

Smartech Publishing

The industry needs to collaborate more vigorously on developing standards and best practices to ensure repeatable processes and high-quality results




GROWTH
TRANSFORMATION
CHANGE
INDUSTRIAL 4.0
INNOVATION
PERFORMANCE
AUTOMATION
RELIABILITY

Metal 3D Printing Challenges

SIGMA LABS
The QA Standard for Additive Manufacturing




Metal
Powders





Virtually unlimited design possibilities

More metal powders and metal alloys

Over 50 3D metal printer OEMs.
Multiple generations, multiple processes. Single, dual and quad laser machines

Post processing techniques and issues.
Cost & time of inspecting after the fact. Expensive CT scans and destructive testing.

Many variables and no quality standards!

PrintRite3D®
In-Process Quality Assurance (IPQA)

How Important is Quality?

SIGMA LABS
The QA Standard for Additive Manufacturing

Space Exploration



Defense Related



Aerospace



Oil and gas



Automotive



Medical



Mission Statement

To accelerate the adoption of Additive Manufacturing by setting the standard for In-situ Quality Monitoring



Enable the Amazing

Source: 3D Hubs

PrintRite3D – Detects Defects Real-time

SIGMA LABS
The QA Standard for Additive Manufacturing





Powder Bed Image
Layer 50
Layer 225
Layer 250
Layer 314
0.3
0.25
0.2
0.15
Layer Number
Out Of Control
In Control
Upper Control Limit
Lower Control Limit

- Lack of fusion
- Spherical porosity
- Key holing
- Inclusions
- Gas flow variation
- Re-coater interaction
- Short feed
- Insufficient support structure

PrintRite3D 7.0

SIGMA LABS
The QA Standard for Additive Manufacturing

- Temperature Monitoring and Calibration
- Neural Net Machine Learning
- Recoater Interaction Detection
- Machine Learning Predictive Models
- Multi-Laser Quality Metrics
- Production Framework
- 3D Visualization Diagnostics
- User Roles and Login

PrintRite3D® - Key Differentiator
Operates With the Major 3D Metal Printers

3D SYSTEMS

DMG MORI

RENISHAW
apply innovation™

COHERENT

CONCEPT LASER

Additive Industries

eos

SLM SOLUTIONS

PrintRite3D Vision

SIGMA LABS
The QA Standard for Additive Manufacturing


Additive Manufacturing
3D Printing
Metal
Pol./Ceramic /Carbon
DED
PBF
MBJ
EBM
SLM
THERMAL
Acoustic
Optical
SIMULATIOn
PREDICTION
ASSURANCE
ΣKB
QAAS Knowledge Base

Vertical Sales and Marketing Strategy

SIGMA LABS
The QA Standard for Additive Manufacturing

Compelling Reasons to Buy

- Significant Need
- Time and quality are more important than dollars
- Competitive Threats
- Industry Imperative – Increased focus on standards




Universities
R&D
Institutes


Defense
Related


Energy


Aerospace


Space
Exploration

Marketing Focus

SIGMA LABS
The QA Standard for Additive Manufacturing

AM Industry Summit Powered by ASME

rapid + tct

DMQP DMG MORI QUALIFIED PRODUCT

formnext

ASME SETTING THE STANDARD


Challenges:
Takeaways:
PrintRite3D
SIGMA LABS
The QA Standard for Additive Manufacturing
How AM Quality Standards Can Benefit Our Journey to Mars!
NASA's Exploration and Commitment to Qualify Additive Manufacturing
In this Paper:
Well-Defined Process Qualification Standards Remain a Clear Gap in the AM Standards Framework
NASA Additive Manufacturing
Risk Assessment / Understanding AM Process & Qualification
Dealing with Limitations / Earth and Orbit
Born Certified / In-Situ Monitoring & In-Process Quality Control
Define & Follow the Plan
About Sigma Labs
www.sigmalabsinc.com
SIGMA LABS
The Important Role of a Quality Management System in Additive Manufacturing
In this Paper:

Q3 Progress and Milestones

SIGMA LABS
The QA Standard for Additive Manufacturing

- Increased regulatory and competitive pressure creating compelling need for in-situ monitoring
- Initial contracts in-house
- Additional contract awards awaiting final Purchase Orders
- Potential for backlog going into 2022
- Revenue will still be bumpy, but overall activity continues to increase

Exciting time for Sigma Labs and the entire AM industry!

Business Model

Phase I – Technology Validation – Every Contract an Adventure

- Integrated HDWR/SW system
- Collaboration with standards organizations
- Retrofit on OEMs printers
- Research Organizations, Universities and Early Adopters
- Primarily for research and prototyping
- Sold to the retrofit market



ASTM International
NIST
ISO

Concept Laser
DMG MORI
3D Systems
EOS
SLM Solutions
Additive Industries

Northwestern University
DARPA
Mississippi State
KIT Karlsruher Institut für Technologie
Fraunhofer
mtc
West Texas A&M University

AIRBUS
Mitsubishi
Baker Hughes
Lockheed Martin
SAFRAN

Business Model

SIGMA LABS
The QA Standard for Additive Manufacturing

Phase II – Revenue Leverage and Lower Cost of Sales

- OEM partners beginning to drive independent revenue streams
  - PrintRite3D Ready
- Delivering PrintRite3D on known OEM platforms
  - EOS, SLM, Renishaw, GE Concept Laser, etc.
- PrintRite3D purchased simultaneously with printer
- Move from selling perpetual licenses to a subscription-based model

PrintRite3D®
In-Process Quality Assurance (IPQA)

Additive Industries



DMG MORI



APWORKS by Airbus Group

GKN AEROSPACE

DMQP DMG MORI QUALIFIED PRODUCT

Business Model

SIGMA LABS
The QA Standard for Additive Manufacturing

Phase III – Recurring Revenue Model with Increasing Gross Margin

- OEMs will take over provisioning of hardware
- Moving towards PrintRite3D as embedded, non-optional feature
- Recuring revenue streams
  - OEM
  - Retrofit Market Subscription Pricing
  - Maintenance
  - Professional Services
- Additional OEM partnerships spanning materials and processing



Additive Manufacturing
3D Printing
Metal
Pol./Ceramic /Carbon
SIMULATIOn
PREDICTION
ASSURANCE
DED
PBF
MBJ
EBM
SLM
THERMAL
Acoustic
Optical
ΣKB
QAAS Knowledge Base

PrintRite3D
In-Process Quality Assurance (IPQA)

Market Opportunity

SIGMA LABS
The QA Standard for Additive Manufacturing


3D Printing market forecast
$50
$40
$30
$20
$10
$0.0
Estimated market value ($USD)
Historic data
Forecast
Worst-case
Best-case
Wohler's
EY
SmarTech
IDC
RNM
Report Linker
Alliend Market
Brand Essence
Insight Partners
Accumen Research
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Footnote:
- * The historic market size was calculated by averaging the market size reported by Wohler's associates [80], EY [81], and SmarTech [82].
- ** The forecasted market size in the media market size reported by all market analysts.
- *** The worst-case and best-case scenarios were calculated starting at ±15% of the market size in 2018 and by applying 20% and 28% CAGR respectively.


Trend of metal PBF machine sales 2020 to 2025 - supplier vs. buyer forecast [units]
Sold units
AMPOWER forecast
Supplier (Report 2020)
Supplier (Report 2021)
Buyer (Report 2020)
Buyer (Report 2021)
Every 5% of the 3D metal printer market is equal to approximately $10m / year to Sigma
1,714
1,562
1,487
AMPOWER
Source: additive-manufacturing-report.com
© Copyright 2021, AMPOWER GmbH & Co. KG
2018
2019
2020
2021
2022
2023
2024
2025

PrintRite3D®
In-Process Quality Assurance (IPQA)

Barriers to Entry

SIGMA LABS
The QA Standard for Additive Manufacturing

Multiple Technology Disciplines
Decade of Research



- Software Engineers
- Hardware Engineers
- Machine Learning
- Statisticians
- Material Scientists
- Graphical User Interface Engineers
- Process Engineers
- Electrical Engineers

Intellectual Property

Jurisdiction	Granted	In Process	Total*
US	13	14	27
PCT	-	1	1
EP	-	4	4
Germany	-	6	6
China	1	3	3
Japan	-	1	1
Korea	-	1	1
Total	**14**	**30**	**44**

These patents encompass the fundamental technology underlying Sigma Lab's melt pool process control, data analytics, anomaly detection, signature identification, & future "closed loop control" of 3D metal printing.

Summary

- Technology continues to be validated on many fronts
  - End Users, Universities and R&D, OEMs, and International Standards Organizations
- Focus on Verticals with Industry Imperative and Compelling Need
  - Increased activity
  - Growing pipeline
  - Initial contracts
- Need for in-situ monitoring continues to gain industry support
  - Federal Government – NASA, DOD, DOE
- Executing on a three-phase business model that will result in recurring revenue streams and increasing gross margins

SIGMA LABS

The QA Standard for Additive Manufacturing

Mark K. Ruport

President and CEO

Sigma Labs, Inc.

Mark@sigmalabsinc.com

719-217-7510

Investor Contact:

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

SGLB@mzgroup.us

www.mzgroup.us

Company Contact:

Steven Gersten

Sigma Internal IR

813-334-9745

investors@sigmalabsinc.com